Exhibit 10.5

STABLES-AMDT4	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. FOUR-SEPTEMBER 22, 1011

This Amendment No. FOUR entered into on the 22nd day of September, 2011, at Miami, Oklahoma by the parties of the Management Agreement dated December 12, 1996, approved by the NIGC on January 14, 1997 which was amended by Amendment No. ONE dated April 30, 2003 with NIGC approval dated September 5, 2003, and Amendment No. TWO dated November 30, 2006 with NIGC approval dated March 20, 2007, and Amendment No. 3 dated February 3, 2011 and received by the NIGC on February 10, 2011.  The parties, as defined in the Management Agreement are now the Modoc Tribe of Oklahoma hereafter referred to as the “Modoc Tribe” or “Tribe” and Butler National Service Corporation hereafter referred to as “Manager”; and for approval by the National Indian Gaming Commission hereafter referred to as “Commission”.

1.0 Recitals.

1.1
The Tribe desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997, as amended by Amendment No. ONE that was approved by the Commission on September 5, 2003, and Amendment No. Two that was approved by the Commission on March 20, 2007, and Amendment No. Three that was received by the Commission on Feb. 10, 2011.

1.2
The Manager desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997, as amended by Amendment No. ONE that was approved by the Commission on September 5, 2003, and Amendment No. Two that was approved by the Commission on March 20, 2007, and Amendment No. Three that was received by the Commission on Feb. 10, 2011.

1.3	The date the Enterprise opened for business to the public to offer Class II and Class III Gaming as defined in section 3.1 Engagement of Manager is September 18, 1998.

1.4	The Tribe desires to revise section 3.1 Engagement of Manager to extend the term of the Management Agreement through September 30, 2018.

1.5	The Manager desires to revise section 3.1 Engagement of Manager to extend the term of the Management Agreement through September 30, 2018.

AMENDMENT NO. FOUR-September 22, 2011

STABLES-AMDT4	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. FOUR-SEPTEMBER 22, 1011

1.6	The Tribe desires to continue section 7.1 Compensation of Manager at twenty percent (20%), and the distribution at eighty percent (80%) to the Modoc Tribe.

AMENDMENT NO. FOUR-September 22, 2011

STABLES-AMDT4	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. FOUR-SEPTEMBER 22, 1011

1.7	The Manager desires to continue section 7.1 Compensation of Manager at twenty percent (20%) and the distribution at eighty percent (80%) to the Modoc Tribe.

1.8	Tribe and Manager desire that all other provisions of the Management Agreement, as amended to date, continue through September 30, 2018.

2.0	Definitions.

All definitions are to remain as defined in the MANAGEMENT AGREEMENT unless revised by the Amendment No. ONE or Amendment No. TWO or Amendment No. Three or Amendment No. Four.

3.0	Incorporation by Reference.

This Amendment No. FOUR incorporates the Management Agreement and Amendment No. ONE and Amendment No. TWO and Amendment No. THREE by this reference.

4.0	Covenants.

In consideration of the foregoing Recitals, the parties agree and covenant as follows:

4.1
Revision to section 3.1 Engagement of Manager.  Section 3.1, paragraph one, is hereby revised to read as follows: Tribe hereby retains and engages Manager and Manager accepts such retention and engagement, for a fourth term of five (5) years, commencing October 1, 2013 through September 30, 2018.

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AMENDMENT NO. FOUR-September 22, 2011

STABLES-AMDT4	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. FOUR-SEPTEMBER 22, 1011

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. FOUR the day and year first above written.

MODOC TRIBE	MODOC TRIBE OF OKLAHOMA
A Federally recognized Indian Tribe

By: /s/ Bill G. Follis
Bill G. Follis, Its Chief
ATTEST:

Secretary

MANAGER:	BUTLER NATIONAL SERVICE CORPORATION
A Kansas Corporation

By: /s/ Clark D. Stewart
Clark D. Stewart, President
Its authorized officer

ATTEST:

/s/ Christopher J. Reedy
Secretary

APPROVED:	NATIONAL INDIAN GAMING COMMISSION
UNITED STATES DEPARTMENT OF THE INTERIOR

By:
Tracie Stevens
Its Chairwoman

AMENDMENT NO. FOUR-September 22, 2011